Exhibit 10.7

EXECUTION VERSION

SEVENTH SUPPLEMENTAL INDENTURE (this “Seventh Supplemental Indenture”), dated as of October 31, 2018, among Navios Maritime Holdings Inc., a Marshall Islands corporation, (the “Company”), Navios Maritime Finance II (US) Inc., a Delaware corporation (together with the Company, the “Co-Issuers”), and Pacifico Navigation Corp., a Marshall Islands corporation and an indirect wholly owned subsidiary of the Company (the “Guaranteeing Subsidiary”), the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (the “Trustee”) under the Indenture referred to below and as collateral trustee (the “Collateral Trustee”) under the Indenture referred to below.

WITNESSETH

WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (as amended and supplemented, the “Indenture”), dated as of November 29, 2013 providing for the issuance of 7.375% First Priority Ship Mortgage Notes due 2022 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Seventh Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.

3. NEW YORK LAW TO GOVERN. THIS SEVENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4. COUNTERPARTS. The parties may sign any number of copies of this Seventh Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

6. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Seventh Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Co-Issuers.

7. FATCA. The Co-Issuers hereby confirm to the Trustee that they intend to treat this Seventh Supplemental Indenture as not resulting in a material modification of the Notes for purposes of the Notes’ status as “grandfathered obligations” for Foreign Account Tax Compliance Act purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed and attested, all as of the date first above written.

PACIFICO NAVIGATION CORP.

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: Authorized Officer

NAVIOS MARITIME HOLDINGS INC.

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: Executive Vice President, Legal

NAVIOS MARITIME FINANCE II (US) INC.

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: President

[Signature Page to Seventh Supplemental Indenture]

ALPHA MERIT CORPORATION ASTEROID SHIPPING S.A. CLOUD ATLAS MARINE S.A. HEODOR SHIPPING INC. THALASSA MARINE S.A., as Guarantors

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: Director/Secretary

DIESIS SHIPMANAGEMENT LTD

MANDORA SHIPPING LTD

SOLANGE SHIPPING LTD.

TULSI SHIPMANAGEMENT CO.

CINTHARA SHIPPING LTD

RAWLIN SERVICES COMPANY

MAUVE INTERNATIONAL S.A.

AQUIS MARINE CORP.

FAITH MARINE LTD.

VECTOR SHIPPING CORPORATION

ARAMIS NAVIGATION INC.

DUCALE MARINE INC.

HIGHBIRD MANAGEMENT INC.

RED ROSE SHIPPING CORP.

GINGER SERVICES CO.

QUENA SHIPMANAGEMENT INC.

ASTRA MARITIME CORPORATION

PRIMAVERA SHIPPING CORPORATION

PUEBLO HOLDINGS LTD

BEAUFIKS SHIPPING CORPORATION

ROWBOAT MARINE INC.

CORSAIR SHIPPING LTD.

PHAROS NAVIGATION S.A.

SIZZLING VENTURES INC.

SHIKHAR VENTURES S.A.

TAHARQA SPIRIT CORP.

RHEIA ASSOCIATES CO.

RUMER HOLDING LTD.

KLEIMAR NV

NAV HOLDINGS LIMITED

NAVIOS CORPORATION

ANEMOS MARITIME HOLDINGS INC.

NAVIOS SHIPMANAGEMENT INC.

AEGEAN SHIPPING CORPORATION

[Signature Page to Seventh Supplemental Indenture]

ARC SHIPPING CORPORATION

MAGELLAN SHIPPING CORPORATION

IONIAN SHIPPING CORPORATION

APOLLON SHIPPING CORPORATION

HERAKLES SHIPPING CORPORATION

ACHILLES SHIPPING CORPORATION

KYPROS SHIPPING CORPORATION

HIOS SHIPPING CORPORATION

MERIDIAN SHIPPING ENTERPRISES INC.

MERCATOR SHIPPING CORPORATION

HORIZON SHIPPING ENTERPRISES CORPORATION

STAR MARITIME ENTERPRISES CORPORATION

NAVIOS HANDYBULK INC.

NAVIOS INTERNATIONAL INC.

NOSTOS SHIPMANAGEMENT CORP.

PORTOROSA MARINE CORP.

WHITE NARCISSUS MARINE S.A.

HESTIA SHIPPING LTD.

SERENITY SHIPPING ENTERPRISES INC.,

        as Guarantors

By.	/s/ VASILIKI PAPAEFTHYMIOU
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

NAVIOS CONTAINERS MANAGEMENT INC., as Guarantor

By.	/s/ PANAGIOTIS PITER KALLIFIDAS
Name: Panagiotis Piter Kallifidas
Title: Director/Secretary

LAVENDER SHIPPING CORPORATION, as Guarantor

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: President/Director

[Signature Page to Seventh Supplemental Indenture]

NAVIOS ASIA LLC, as Guarantor

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: Manager

JASMINE SHIPPING CORPORATION IRIS SHIPPING CORPORATION, as Guarantors

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: Treasurer/Director

EMERY SHIPPING CORPORATION, as Guarantors

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: President/Director

TRIANGLE SHIPPING CORPORATION ESMERALDA SHIPPING CORPORATION, as Guarantors

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: President

ROSELITE SHIPPING CORPORATION SMALTITE SHIPPING CORPORATION, as Guarantors

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: President/Director

[Signature Page to Seventh Supplemental Indenture]

MOTIVA TRADING LTD, as Guarantor

By.	/s/ ANNA KALATHAKIS
Name: Anna Kalathaki
Title: Director and Treasurer/Secretary

KLEIMAR LTD., as Guarantor

By.	/s/ GEORGE ACHNIOTIS
Name: George Achniotis
Title: Secretary and Director

NAVIMAX CORPORATION, as Guarantor

By.	/s/ SHUNJI SASADA
Name: Shunji Sasada
Title: President

NAVIOS TANKERS MANAGEMENT INC., as Guarantor

By.	/s/ ALEXANDROS LAIOS
Name: Alexandros Laios
Title: Secretary/Director

[Signature Page to Seventh Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ CASEY A. BOYLE
Name: Casey A. Boyle
Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ CASEY A. BOYLE
Name: Casey A. Boyle
Title: Assistant Vice President

[Signature Page to Seventh Supplemental Indenture]